UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2007

HERITAGE COMMERCE CORP
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

150 Almaden Boulevard, San Jose, California		95113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2007, Heritage Commerce Corp and Heritage Bank of Commerce entered into Amended and Restated Employment Agreements with Walter Kaczmarek, Chief Executive Officer, Lawrence McGovern, Chief Financial Officer, Raymond Parker, Executive Vice President/Banking Division, and Richard Hagarty, Chief Credit Officer. Each of the Agreements have been approved by the Board of Directors and its Compensation Committee. The following is a summary of each of the Agreements.

•                  Walter Kaczmarek

On October 17, 2007, Heritage Commerce Corp and Heritage Bank of Commerce, a wholly owned subsidiary of Heritage Commerce Corp, entered into an Amended and Restated Employment Agreement with Walter Kaczmarek. The employment contract is for three years and is automatically renewed each month for three additional years. Under the Agreement, Mr. Kaczmarek will receive an annual salary of $324,000 (his current salary) with annual increases, if any, as determined by Heritage Commerce Corp’s Board of Directors’ annual review of executive salaries. He will also receive an annual incentive compensation payment pursuant to the terms of the Heritage Commerce Corp Management Incentive Compensation Plan which, as a result of achievement of performance incentive targets, shall be the greater of 100% or the maximum percentage permitted under such plan.

Under the Agreement, Mr. Kaczmarek will be provided with life insurance coverage in the amount of two times his then current salary but no more than $700,000. He will also be provided with long term care insurance, which will provide an annual benefit of up to $72,000, and he will participate in the standard group short and long term disability coverage.

Mr. Kaczmarek will be eligible to participate in Heritage Commerce Corp’s 401(k) plan, under which he will receive a matching contribution from Heritage Commerce Corp. He will also have the option to participate in Heritage Commerce Corp’s Employee Stock Ownership Plan. Further, Heritage Bank of Commerce or Heritage Commerce Corp will reimburse Mr. Kaczmarek for up to $1,200 of expenses incurred by him for tax consultation and preparation of tax returns and any excess of insurance coverage for an annual physical examination. Mr. Kaczmarek will also be reimbursed for monthly dues for one country club and one business club membership. He will also receive an automobile allowance in the amount of $1,000 per month, together with reimbursements for gasoline and maintenance expenditures.

If Mr. Kaczmarek’s employment is terminated without Cause or he resigns for Good Reason, he will be entitled to a lump sum payment equal to two times each of his Base Salary and his Highest Annual Bonus. In the event of a Change in Control and Mr. Kaczmarek’s employment is terminated during the Change of Control Period or he terminates his employment for Good Reason, he shall be entitled to a lump sum payment of two and three-quarters times his Base Salary and his Highest Annual Bonus. Mr. Kaczmarek is entitled to participate in or receive benefits under each benefit plan or arrangement applicable to the other executive officers of the Bank; provided, however, that if the employment agreement is terminated by the Company without Cause, or he resigns for Good Reason as a result of a Change in Control, these benefits will continue for an additional three years from the date of termination.

In the event that the amounts payable to Mr. Kaczmarek under the Agreement constitute “excess parachute payments” under the Internal Revenue Code of 1986 that are subject to an excise or similar tax, the amounts payable to Mr. Kaczmarek will be increased so that he receives substantially the same economic benefit under the Agreement had there been no such tax imposed.

Additionally, following the termination of his employment, Mr. Kaczmarek has agreed to refrain from certain activities that would be competitive with Heritage Commerce Corp and Heritage Bank of Commerce within the counties in California in which Heritage Bank of Commerce has located its headquarters or branch offices.

A copy of the Amended and Restated Employment Agreement is attached to this report as Exhibit 10.1 and incorporated herein by reference.

•                  Lawrence McGovern

On October 17, 2007, Heritage Commerce Corp and Heritage Bank of Commerce, a wholly owned subsidiary of Heritage Commerce Corp, entered into an Amended and Restated Employment Agreement with Lawrence McGovern. The employment contract is for one year and is automatically renewed for one year terms. Under the Agreement, Mr. McGovern will receive an annual salary of $215,000 (his current salary) with annual increases, if any, as determined by Heritage Commerce Corp’s Chief Executive Officer and Board of Directors’ annual review of executive salaries. He will also receive an annual incentive compensation payment pursuant to the terms of the Heritage Commerce Corp Management Incentive Compensation Plan. Mr. McGovern will be eligible to participate in Heritage Commerce Corp’s 401(k) plan, under which he will receive a matching contribution from Heritage Commerce Corp. He will also have the option to participate in Heritage Commerce Corp’s Employee Stock Ownership Plan. Further, Heritage Bank of Commerce or Heritage Commerce Corp will provide to Mr. McGovern, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. McGovern will also receive an automobile allowance in the amount of $500 per month, together with reimbursements for gasoline expenditures.

If Mr. McGovern’s employment is terminated without Cause, he will be entitled to a lump sum payment equal to one times each of his Base Salary, his Highest Annual Bonus and his annual automobile allowance. In the event that Mr. McGovern’s employment is terminated during the Change of Control Period or there occurs, without Mr. McGovern’s written consent, a material adverse change in the nature and scope of his position, responsibilities, duties or a change of 10 miles or more in his location of employment, or any material reduction in his compensation or benefits and Mr. McGovern voluntarily terminates his employment (“good reason resignation”), he shall be entitled to a lump sum payment of one and one-half times his base salary, his Highest Annual Bonus and his annual automobile allowance. Mr. McGovern is entitled to participate in or receive benefits under each benefit plan or arrangement applicable to the other executive officers of the Bank; provided, however, that if the employment agreement is terminated by the Company without Cause, or for a good reason resignation as a result of a Change in Control, these benefits will continue for an additional year from the date of termination.

In the event that the amounts payable to Mr. McGovern under the Agreement constitute “excess parachute payments” under the Internal Revenue Code of 1986 that are subject to an excise or similar tax, the amounts payable to Mr. McGovern will be increased so that he receives substantially the same economic benefit under the Agreement had there been no such tax imposed.

Additionally, following the termination of his employment, Mr. McGovern has agreed to refrain from certain activities that would be competitive with Heritage Commerce Corp and Heritage Bank of Commerce within the counties in California in which Heritage Bank of Commerce has located its headquarters or branch offices.

A copy of the Amended and Restated Employment Agreement is attached to this report as Exhibit 10.2 and incorporated herein by reference.

•                  Raymond Parker

On October 17, 2007, Heritage Commerce Corp and Heritage Bank of Commerce, a wholly owned subsidiary of Heritage Commerce Corp, entered into an Amended and Restated Employment Agreement with Raymond Parker. The employment contract is for one year and is automatically renewed for one year terms. Under the Agreement, Mr. Parker will receive an annual salary of $243,000 (his current salary) with annual increases, if any, as determined by Heritage Commerce Corp’s Chief Executive Officer and Board of Directors’ annual review of executive salaries. Mr. Parker will also receive an annual incentive compensation payment pursuant to the terms of the Heritage Commerce Corp Management Incentive Compensation Plan. Mr. Parker will be eligible to participate in Heritage Commerce Corp’s 401(k) plan, under which he will receive a matching contribution from Heritage Commerce Corp. He will also have the option to participate in Heritage Commerce Corp’s Employee Stock Ownership Plan. Further, Heritage Bank of Commerce or Heritage Commerce Corp will provide to Mr. Parker, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. McGovern will also be reimbursed for monthly dues for membership at one country club. He will also receive an automobile allowance in the amount of $700 per month, together with reimbursements for gasoline expenditures.

If Mr. Parker’s employment is terminated without Cause, he will be entitled to a lump sum payment equal to one times each of his Base Salary and his Highest Annual Bonus. In the event that Mr. Parker’s employment is terminated during the Change of Control Period or there occurs, without Mr. Parker’s written consent, a material adverse change in the nature and scope of his position, responsibilities, duties or a change of 10 miles or more in his location of employment, or any material reduction in his compensation or benefits and Mr. Parker voluntarily terminates his employment (“good reason resignation”), he shall be entitled to a lump sum payment of two times his Base Salary and his Highest Annual Bonus. Mr. Parker is entitled to participate in or receive benefits under each benefit plan or arrangement applicable to the other executive officers of the Bank; provided, however, that if the employment agreement is terminated by the Company without Cause, these benefits will continue for an additional 12 months from the date of termination. If Mr. Parker’s employment is terminated by the Company as a result of a Change in Control during the Change of Control Period, or a good reason resignation as a result of a Change in Control, these benefits will continue for an additional 24 months from the date of termination.

In the event that the amounts payable to Mr. Parker under the Agreement constitute “excess parachute payments” under the Internal Revenue Code of 1986 that are subject to an excise or similar tax, the amounts payable to Mr. Parker will be increased so that he receives substantially the same economic benefit under the Agreement had there been no such tax imposed.

Additionally, following the termination of his employment, Mr. Parker has agreed to refrain from certain activities that would be competitive with Heritage Commerce Corp and Heritage Bank of Commerce within the counties in California in which Heritage Bank of Commerce has located its headquarters or branch offices.

A copy of the Amended and Restated Employment Agreement is attached to this report as Exhibit 10.3 and incorporated herein by reference.

•                  Richard Hagarty

On October 17, 2007, Heritage Commerce Corp and Heritage Bank of Commerce, a wholly owned subsidiary of Heritage Commerce Corp, entered into an Amended and Restated Employment Agreement with Richard Hagarty. The employment contract is for one year and is automatically renewed for one year terms. Under the Agreement, Mr. Hagarty will receive an annual salary of $158,000 (his current salary) with annual increases, if any, as determined by Heritage Commerce Corp’s Chief Executive Officer and Board of Directors’ annual review of executive salaries. Mr. Hagarty will also receive an annual incentive compensation payment pursuant to the terms of the Heritage Commerce Corp Management Incentive Compensation Plan. Mr. Hagarty will be eligible to participate in Heritage Commerce Corp’s 401(k) plan, under which he will receive a matching contribution from Heritage Commerce Corp. He will also have the option to participate in Heritage Commerce Corp’s Employee Stock Ownership Plan. Further, Heritage Bank of Commerce or Heritage Commerce Corp will provide to Mr. Hagarty, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Hagarty will also receive an automobile allowance in the amount of $500 per month, together with reimbursements for gasoline and maintenance expenditures.

If Mr. Hagarty’s employment is terminated without Cause, he will be entitled to a lump sum payment equal to 75% each of his Base Salary and his Highest Annual Bonus. In the event that Mr. Hagarty’s employment is terminated during the Change of Control Period or there occurs, without Mr. Hagarty’s written consent, a material adverse change in the nature and scope of his position, responsibilities, duties or a change of 10 miles or more in his location of employment, or any material reduction in his compensation or benefits and Mr. Hagarty voluntarily terminates his employment (“good reason resignation”), he shall be entitled to a lump sum payment of 1.25 times his Base Salary and his Highest Annual Bonus. Mr. Hagarty is

entitled to participate in or receive benefits under each benefit plan or arrangement applicable to the other executive officers of the Bank; provided, however, that if the employment agreement is terminated by the Company without Cause, these benefits will continue for an additional 9 months from the date of termination. If Mr. Hagarty’s employment is terminated as a result of a Change in Control during the Change of Control Period, or for a good reason resignation as a result of a Change in Control, these benefits will continue for an additional 15 months from the date of termination.

In the event that the amounts payable to Mr. Hagarty under the Agreement constitute “excess parachute payments” under the Internal Revenue Code of 1986 that are subject to an excise or similar tax, the amounts payable to Mr. Hagarty will be increased so that he receives substantially the same economic benefit under the Agreement had there been no such tax imposed.

Additionally, following the termination of his employment, Mr. Hagarty has agreed to refrain from certain activities that would be competitive with Heritage Commerce Corp and Heritage Bank of Commerce within the counties in California in which Heritage Bank of Commerce has located its headquarters or branch offices.

A copy of the Amended and Restated Employment Agreement is attached to this report as Exhibit 10.4 and incorporated herein by reference.

ITEM 9.01 -             Financial Statements and Exhibits

(D)                 Exhibits

10.1                      Walter Kaczmarek Employment Agreement dated October 17, 2007

10.2                      Lawrence McGovern Employment Agreement dated October 17, 2007

10.3                      Raymond Parker Employment Agreement dated October 17, 2007

10.4                      Richard Hagarty Employment Agreement dated October 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: October 22, 2007	HERITAGE COMMERCE CORP

	By:	/s/ Lawrence D McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Walter Kaczmarek Amended and Restated Employment Agreement dated October 17, 2007

10.2	Lawrence McGovern Amended and Restated Employment Agreement dated October 17, 2007

10.3	Raymond Parker Amended and Restated Employment Agreement dated October 17, 2007

10.4	Richard Hagarty Amended and Restated Employment Agreement dated October 17, 2007